Net (recoveries) charges related to Ukraine Conflict	12 Months Ended
Dec. 31, 2025
Unusual or Infrequent Items, or Both [Abstract]
Net (recoveries) charges related to Ukraine Conflict	Net (recoveries) charges related to Ukraine Conflict
On February 24, 2022, Russia launched a large-scale military invasion of Ukraine and has since been engaged in a broad military conflict with Ukraine (the “Ukraine Conflict”). In response to the Ukraine Conflict and ongoing related hostilities, the United States, the European Union, the United Kingdom and other countries have imposed broad, far-reaching sanctions against Russia, certain Russian persons and certain activities involving Russia or Russian persons (the “Sanctions”).
In compliance with all applicable sanctions in March 2022, we terminated the leasing of all of our aircraft and engines with Russian airlines.
The Ukraine Conflict, the Sanctions and the actions of our former Russian lessees and the Russian government together have represented an unusual and infrequent event and therefore the related net (recoveries) charges are classified separately on our Consolidated Income Statements.
During 2022, we recognized a pre-tax net charge of $2.7 billion to our earnings, comprised of write-offs and impairments of flight equipment of $3.2 billion, which were partially offset by the derecognition of lease-related assets and liabilities (including maintenance rights and lease premium intangible assets, maintenance liabilities, security deposits and other balances) and the collection of letter of credit proceeds. We recognized a total loss write-off with respect to our assets that remained in Russia and Ukraine at the time, and impairment losses with respect to the assets we recovered from Russian and Ukrainian airlines. The termination of the leasing of our leased fleet in Russia also resulted in reduced revenues and operating cash flows.
During the year ended December 31, 2025, we recognized recoveries of $1.5 billion, which primarily included recoveries of $973 million pursuant to the June 11, 2025 judgment from the London Commercial Court in respect of our claim against the insurers under our C&P Policy and the award of $234 million of interest on that judgment, as well as cash insurance settlement proceeds of $280 million pursuant to settlements in respect of the insurance policies of four Russian airlines covering 16 aircraft and one engine lost in Russia. Following recoveries of $1.3 billion in 2023 and $195 million in 2024, these recoveries bring our total pre-tax recoveries relating to the Ukraine Conflict since 2023 to approximately $3.0 billion. Certain claims against the insurers and reinsurers under our former Russian lessees’ insurance and reinsurance policies remain ongoing in the London Commercial Court. Refer to Note 31—Commitments and contingencies for further details on these legal proceedings.
Net recoveries related to Ukraine Conflict consisted of the following for the years ended December 31, 2025, 2024 and 2023:

	Year ended 31 December,
	2025	2024	2023
	(U.S. Dollars in millions)
Insurance proceeds and interest	$(1,488)	$(172)	$(1,254)
Net recoveries of flight equipment	(2)	(23)	(15)
Letters of credit receipts and other collections	—	—	(19)
Net recoveries related to Ukraine Conflict	$(1,490)	$(195)	$(1,288)